Exhibit 10.3

PROMISSORY NOTE

$347,500,000.00 September 19, 2025

FOR VALUE RECEIVED, FNLR LOGISTICS LLC, a Delaware limited liability company (“Borrower 1”) and FNLR GROCERY LLC, a Delaware limited liability company (“Borrower 2” and Borrower 1 and Borrower 2 are, individually and/or collectively, as the context may require, referred to herein as “Borrower”) hereby promises to pay to the order of BANK OF AMERICA, N.A., a national banking association as a “Lender” under that certain Loan Agreement dated as of the date hereof (as the same may be amended or modified from time to time, the “Loan Agreement”), among Borrower, certain lenders, and Bank of America, N.A., a national banking association, as Administrative Agent (together with any and all of its successors and assigns in such capacity, “Administrative Agent”), without offset, in immediately available funds in lawful money of the United States of America, at the Administrative Agent’s Office as defined in the Loan Agreement, the principal sum of Three hundred forty-seven million five hundred thousand AND NO/100 DOLLARS ($347,500,000.00) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

1. Note; Interest; Payment Schedule. This Promissory Note (as may be amended, modified, supplemented, restated and replaced from time to time, this “Note”) is one of the Notes referred to in the Loan Agreement and is entitled to the benefits thereof and subject to prepayment in whole or in part as provided therein. The entire principal balance of this Note then unpaid shall be due and payable at the times as set forth in the Loan Agreement. Accrued unpaid interest shall be due and payable at the times and at the interest rate as set forth in the Loan Agreement until all principal and accrued interest owing on this Note shall have been fully paid and satisfied. Any amount not paid when due and payable hereunder shall, to the extent permitted by applicable Law, bear interest and if applicable a late charge as set forth in the Loan Agreement.

2. Security; Loan Documents. The security for this Note includes the Mortgage. This Note, the Mortgage, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced, in whole or in part, by this Note (the “Loan”), as the same have been or may be amended, restated, modified or supplemented from time to time, are herein sometimes called individually a “Loan Document” and together the “Loan Documents.”

3. Events of Default.

(a) Upon the occurrence and during the continuance of an Event of Default, Administrative Agent on behalf of the Lender and the other Lenders shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity.

(b) All of the rights, remedies, powers and privileges (together, “Rights”) of Administrative Agent on behalf of the Lender and the other Lenders provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other rights at law or in equity. The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right. No single or partial exercise of any Right shall exhaust it or preclude any other or further exercise thereof, and every

Exhibit 10.3

Right may be exercised at any time and from time to time. No failure by Administrative Agent, Lender and the other Lenders to exercise, and no delay in exercising any Right, including, but not limited to, the right to accelerate the maturity of this Note, shall be construed as a waiver of any Event of Default or as a waiver of any Right. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Administrative Agent, Lender and the other Lenders to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect, or (iii) in any way excuse the existence of an Event of Default.

4. Successors and Assigns. The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of Borrower and Lender and their respective successors and assigns permitted by the Loan Agreement. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Agreement. As further provided in the Loan Agreement, Lender may, at any time, sell, transfer, or assign all or a portion of its interest in this Note, the Mortgage and the other Loan Documents, as set forth in the Loan Agreement.

5. General Provisions. Time is of the essence with respect to Borrower’s obligations under this Note. If more than one Person executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that neither Administrative Agent, Lender nor any other Lender shall be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; (e) waive the benefit of all homestead and similar exemptions as to this Note; (f) agree that their liability under this Note shall not be affected or impaired by any determination that any security interest or lien given to secure this Note is invalid or unperfected; and (g) hereby subordinate any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any Person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other Persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. The words “include” and “including” shall be interpreted as if followed by the words “without limitation.” In the event of any conflict between the provisions of this Note and the Loan Agreement, then the terms of the Loan Agreement shall control. THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY NEW YORK LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

6. Notices. Any notice, request, or demand to or upon Borrower or the holder hereof shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

Exhibit 10.3

7. Exculpation. Section 9.30 of the Loan Agreement is hereby incorporated by reference into this Note to the same extent, and with the same force, as if fully set forth herein.

THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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Exhibit 10.3

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

BORROWER:

FNLR LOGISTICS LLC,
a Delaware limited liability company

By: /s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR GROCERY LLC,
a Delaware limited liability company

By: /s/ William Turner
Name: William Turner
Title: Authorized Signatory